Segment Information Level 2 Segment Information (Policies)	12 Months Ended
Dec. 31, 2012
Segment Information [Abstract]
Segment Reporting, Policy [Policy Text Block]
The segments' profits and losses are measured on operating profits before interest expense and interest income. Specified expenses are allocated to the segments. For many of these allocated expenses, the related assets and liabilities remain in the Corporate and Other segment.